Venerable Insurance and Annuity Company
and the following variable annuity supported by its Variable Annuity Account B:

GOLDENSELECT ACCESS ONE®

Prospectus Supplement Dated October 15, 2019

This supplement updates the Prospectus for your variable annuity contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus for future reference.   ______________________________________________________________________________

NOTICE OF AND IMPORTANT INFORMATION ABOUT
UPCOMING FUND SUBSTITUTIONS

The following information only affects you if you currently invest in or plan to invest in a subaccount that corresponds to the:
 VY® Baron Growth Portfolio
 VY® Columbia Contrarian Core Portfolio
 VY® Invesco Comstock Portfolio
 VY® T. Rowe Price Equity Income Portfolio
 VY® JPMorgan Small Cap Core Equity Portfolio

On August 9, 2019, the U.S. Securities and Exchange Commission issued an order to permit Venerable Insurance and Annuity Company (the “Company”) and its Variable Annuity Account B (the “Separate Account”) to replace, effective on or about the close of business on December 13, 2019 (the “Substitution Date”), the following “Existing Funds” with the corresponding “Replacement Funds”:

Existing Funds	Replacement Funds
VY® Baron Growth Portfolio – Class S	Voya Russell Mid Cap Growth Index Portfolio – Class S
VY® Columbia Contrarian Core Portfolio – Class S	Voya U.S. Stock Index Portfolio – Class S
VY® Invesco Comstock Portfolio – Class S	Voya Russell Large Cap Value Index Portfolio – Class S
VY® T. Rowe Price Equity Income Portfolio – Class S	Voya Russell Large Cap Value Index Portfolio – Class S
VY® JPMorgan Small Cap Core Equity Portfolio – Class S	Voya Russell Small Cap Index Portfolio – Class S

INFORMATION ABOUT THE VOYA U.S. STOCK INDEX PORTFOLIO
In connection with the upcoming fund substitution involving the VY® Columbia Contrarian Core Portfolio referenced above, effective on the Substitution Date, Class S shares of the Voya U.S. Stock Index Portfolio will be added to your Contract as an available investment option.

Please note the following information about the U.S. Stock Index Portfolio:

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya U.S. Stock Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC	Seeks total return.

The following lists important information regarding the upcoming fund substitutions that you should consider:
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Voluntary Transfers Before the Substitution Date. Prior to the Substitution Date, and for thirty days thereafter you may transfer amounts allocated to the subaccount that invests in an Existing Fund to any other available subaccount or any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers). Withdrawals may be taken during the same period, but only in accordance with and subject to the terms and conditions of your Contract.

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On the Substitution Date.  On the Substitution Date, your investment in a subaccount that invests in an Existing Fund will automatically become an investment in the subaccount that invests in the corresponding Replacement Fund with an equal total net asset value.

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Fees, Charges and Taxes.  You will not incur any fees or charges or any tax liability because of the substitutions, and your Contract value immediately before the substitutions will equal your Contract value immediately after the substitutions.

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Fund Fees and Expenses.  The overall fees and expenses of each Replacement Fund are less than those of the corresponding Existing Fund. Each Replacement Fund’s fees and expenses, investment objective and information about its investment adviser/subadviser are more fully described in the Replacement Fund’s summary prospectus.

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Replacement Fund’s Prospectus.  Prior to the Substitution Date you will be sent a summary prospectus for each Replacement Fund. Read this summary prospectuses carefully before deciding what to do with amounts allocated to the subaccounts that invest in the Existing Funds and the corresponding Replacement Funds. If you have not received one, or if you need another copy, please contact Customer Service at 1-800-366-0066

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After the Substitution Date.  After the Substitution Date, each subaccount investing in an Existing Fund will no longer be available through the Contract and there will be no further disclosure regarding it in any future Contract prospectus or supplements to the Contract prospectus. Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to a subaccount that invested in an Existing Fund will be automatically allocated to the subaccount that invests in the corresponding Replacement Fund. You may give us alternative allocation instructions at any time by contacting Customer Service at 1-800-366-0666.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.